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HV05-X – Non 40 Year Conforming Investor Properties Neg Am Balance
Balances as of 7/01/05

Product:	Monthly MTA

Total Current Balance:	127,113,753
Total Original Balance:	126,765,447

Number Of Loans:	617

			Minimum	Maximum
Average Current Balance:	$206,019.05		$13,215.58	$627,321.70
Average Original Amount:	$205,454.53		$13,200.00	$625,000.00

Weighted Average Gross Coupon:	5.765%		5.237	7.117%
Weighted Average Gross Margin:	3.028%		2.500	4.380%
Weighted Average Max Int Rate:	10.310%		9.350	11.680%
Weighted Average Periodic Rate Cap:	0.000%		0.000	0.000%
Weighted Average First Rate Cap:	0.000%		0.000	0.000%

Weighted Average Original Ltv:	67.53%		8.07	90.00%

Weighted Average Fico Score:	652		0	794
Weighted Average Orig Fico Score:	610		0	778

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	349	months	340	357	months
Weighted Average Seasoning:	11	months	3	20	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average First Rate Adj Freq:	1	months	1	3	months

Weighted Average Prepay Term:	16	months	0	36	months

Top State Concentrations ($):	67.21 % California, 10.47 % Florida, 9.91 % Illinois

Maximum Zip Code Concentration ($):	1.36% 95124 (San Jose, CA)

First Pay Date:			Dec 01, 2003	May 01, 2005
Rate Chg Date:			Aug 01, 2005	Aug 01, 2006
Mature Date:			Nov 01, 2033	Apr 01, 2045

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Monthly MTA	617	127,113,752.69	100.00
Total	617	127,113,752.69	100.00

table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
13,216 - 100,000	94	6,160,956.08	4.85
100,001 - 200,000	226	34,179,302.72	26.89
200,001 - 300,000	177	43,334,051.50	34.09
300,001 - 400,000	93	30,649,538.88	24.11
400,001 - 500,000	18	7,800,678.90	6.14
500,001 - 600,000	6	3,135,889.87	2.47
600,001 - 627,322	3	1,853,334.74	1.46
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.237 - 5.250	2	448,160.11	0.35
5.251 - 5.500	129	27,462,883.44	21.60
5.501 - 5.750	185	36,572,753.70	28.77
5.751 - 6.000	208	43,342,903.68	34.10
6.001 - 6.250	61	12,026,621.66	9.46
6.251 - 6.500	6	1,098,898.01	0.86
6.501 - 6.750	16	4,152,235.14	3.27
6.751 - 7.000	8	1,946,798.59	1.53
7.001 - 7.117	2	62,498.36	0.05
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	67	14,797,352.47	11.64
12.000	445	91,472,971.84	71.96
36.000	105	20,843,428.38	16.40
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TIMES 30 DAYS DQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	571	119,017,582.50	93.63
1	39	7,152,528.69	5.63
2	3	393,639.51	0.31
3	1	87,655.92	0.07
4	2	322,565.25	0.25
5	1	139,780.82	0.11
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TIMES 60 DAYS DQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	616	126,873,447.48	99.81
2	1	240,305.21	0.19
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.500 - 2.500	2	448,160.11	0.35
2.501 - 2.750	129	27,462,883.44	21.60
2.751 - 3.000	185	36,572,753.70	28.77
3.001 - 3.250	208	43,342,903.68	34.10
3.251 - 3.500	61	12,026,621.66	9.46
3.501 - 3.750	6	1,098,898.01	0.86
3.751 - 4.000	16	4,152,235.14	3.27
4.001 - 4.250	8	1,946,798.59	1.53
4.251 - 4.380	2	62,498.36	0.05
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.350 - 9.500	63	12,916,956.66	10.16
9.751 - 10.000	3	836,269.41	0.66
10.001 - 10.250	3	471,713.96	0.37
10.251 - 10.500	494	99,194,302.76	78.04
10.501 - 10.750	18	3,733,431.60	2.94
10.751 - 11.000	23	6,621,384.12	5.21
11.001 - 11.250	4	1,390,568.57	1.09
11.251 - 11.500	6	1,338,657.06	1.05
11.501 - 11.680	3	610,468.55	0.48
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	617	127,113,752.69	100.00
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	617	127,113,752.69	100.00
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	37	8,153,466.01	6.41
125	580	118,960,286.68	93.59
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	617	127,113,752.69	100.00
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
340 - 348	272	54,202,484.16	42.64
349 - 357	345	72,911,268.53	57.36
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3 - 6	97	22,473,811.28	17.68
7 - 12	313	63,504,590.87	49.96
13 - 18	189	37,402,767.02	29.42
19 - 20	18	3,732,583.52	2.94
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 1	617	127,113,752.69	100.00
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	617	127,113,752.69	100.00
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	616	126,965,213.03	99.88
3	1	148,539.66	0.12
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
08/01/05	617	127,113,752.69	100.00
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
8.07 - 10.00	2	368,061.34	0.29
15.01 - 20.00	1	25,020.28	0.02
25.01 - 30.00	5	835,630.22	0.66
30.01 - 35.00	8	1,621,835.91	1.28
35.01 - 40.00	16	3,156,126.60	2.48
40.01 - 45.00	12	2,064,146.60	1.62
45.01 - 50.00	22	4,303,968.76	3.39
50.01 - 55.00	26	5,721,032.45	4.50
55.01 - 60.00	31	6,485,272.50	5.10
60.01 - 65.00	108	23,572,031.22	18.54
65.01 - 70.00	161	31,343,911.73	24.66
70.01 - 75.00	43	9,971,342.70	7.84
75.01 - 80.00	180	37,294,274.75	29.34
85.01 - 90.00	2	351,097.63	0.28
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	10	3,190,157.39	2.51
461 - 480	1	40,508.95	0.03
481 - 500	4	642,008.97	0.51
501 - 520	4	1,021,055.12	0.80
521 - 540	12	2,500,301.01	1.97
541 - 560	30	4,000,077.06	3.15
561 - 580	13	3,211,396.31	2.53
581 - 600	50	10,123,908.90	7.96
601 - 620	55	13,063,329.77	10.28
621 - 640	79	14,693,435.80	11.56
641 - 660	116	21,439,317.27	16.87
661 - 680	82	16,356,246.67	12.87
681 - 700	76	15,168,093.40	11.93
701 - 720	35	7,936,114.24	6.24
721 - 740	14	2,863,466.00	2.25
741 - 760	27	8,461,828.29	6.66
761 - 780	8	2,210,315.96	1.74
781 - 794	1	192,191.58	0.15
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIG FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	8	852,706.60	0.67
321 - 340	1	171,374.66	0.13
381 - 400	1	92,239.90	0.07
401 - 420	1	488,211.15	0.38
441 - 460	1	98,014.79	0.08
501 - 520	1	334,124.35	0.26
521 - 540	9	1,613,214.02	1.27
541 - 560	22	3,847,011.92	3.03
561 - 580	46	9,179,339.08	7.22
581 - 600	154	32,056,946.93	25.22
601 - 620	313	63,037,528.06	49.59
621 - 640	3	763,190.43	0.60
641 - 660	6	1,255,728.32	0.99
661 - 680	16	4,120,309.56	3.24
681 - 700	8	1,961,920.84	1.54
701 - 720	7	1,745,602.16	1.37
721 - 740	9	2,357,656.13	1.85
741 - 760	6	1,341,955.91	1.06
761 - 778	5	1,796,677.88	1.41
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	338	71,101,545.77	55.94
Reduced Documentation	279	56,012,206.92	44.06
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Investor	617	127,113,752.69	100.00
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	351	65,124,531.77	51.23
Two-Four Family	177	47,155,792.60	37.10
Condominium	88	14,732,475.62	11.59
Mfg Home	1	100,952.70	0.08
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	291	63,981,399.70	50.33
Purchase	183	38,117,427.40	29.99
Rate/Term Refinance	143	25,014,925.59	19.68
Total	617	127,113,752.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	364	85,438,079.83	67.21
Florida	88	13,311,259.37	10.47
Illinois	81	12,597,468.00	9.91
New York	36	7,908,547.35	6.22
Washington	48	7,858,398.14	6.18
Total	617	127,113,752.69	100.00